UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 12, 2023 (December 7, 2023)
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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001-38257
(Commission file number)

Delaware		46-4841717
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

2435 Commerce Ave.
Building 2200		30096
Duluth,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 7, 2023, the Board of Directors (the “Board”) of National Vision Holdings, Inc. (“National Vision” or the “Company”) accepted the resignation of Heather Cianfrocco as director of the Company, effective as of December 7, 2023. Ms. Cianfrocco had tendered her resignation due to a recent change in her role at UnitedHealth Group. There were no disagreements between Ms. Cianfrocco and the Company, or between the Company and Ms. Cianfrocco, on any matter relating to the Company’s operations, policies or practices.
Ms. Cianfrocco served as a director of the Company since 2019 and was a member of the Board’s Compensation Committee. The Board thanks Ms. Cianfrocco for her loyal and dedicated service to the Company.
In connection with the acceptance of Ms. Cianfrocco’s resignation, the Board decreased the size of the Board from nine members to eight members, effective immediately.

Item 5.03    Amendments to Articles of Incorporation or Bylaws.
On December 7, 2023, in connection with a periodic review of the bylaws of National Vision Holdings, Inc. (the “Company”), including with respect to the effectiveness of the U.S. Securities and Exchange Commission rules regarding universal proxy cards and certain changes to the Delaware General Corporation Law (the “DGCL”), the Board of Directors of the Company adopted amendments to the Company’s Third Amended and Restated Bylaws (as amended, the “Fourth Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Fourth Amended and Restated Bylaws:

Enhance corporate governance in accordance with best practices, including by:

•Changing the voting standard to a majority of the votes cast for uncontested elections and plurality voting for contested elections;
•Permitting special meetings of the Board to be called on less than 24 hours’ advanced notice;
•Enhancing procedures for the Board’s review of transactions with interested directors and officers;
•Clarifying certain Board organizational matters;

Supplement the existing procedural mechanics and disclosure requirements for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at stockholder meetings, including to require additional disclosures and representations from stockholders providing notice, other persons associated with such stockholders and proposed director nominees, and additional matters, including:

•Addressing certain issues created by the universal proxy rules;
•Updating the provisions relating to stockholder lists and adjournments to reflect recent amendments to the DGCL;
•Requiring that a stockholder providing notice must be a stockholder of record through the date of the applicable meeting;
•Requiring stockholder nominees to complete a director questionnaire, a form of which may be requested from the Company;
•Requiring stockholder nominees to make themselves available for and submit to interviews by the Board within ten days of any request;
•Clarifying that the number of candidates a stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that substitute nominations are prohibited;
•Requiring that a stockholder providing notice must update such notice (i) as of the record date and as of the date that is ten business days prior to the meeting and (ii) within two days of any change to the information provided;
•Clarifying the types of rules, regulations and procedures that a chair of a stockholder meeting can prescribe in connection with a stockholder meeting;

Adopt emergency bylaws to be operative during an emergency; and

Make various other updates, including ministerial and conforming changes, and changes in furtherance of gender neutrality.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fourth Amended and Restated Bylaws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of National Vision Holdings, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: December 12, 2023	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary